SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  November 25, 1997

                           Financial Asset Securitization, Inc.
                    Mortgage Participation Securities Series 1997 NAMC1
                (Exact name of registrant as specified in its charter)


              Virginia                     0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)

901 East Byrd Steet
Richmond, Virginia                                                 23219
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events

                On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                A.       Monthly Report Information:
                         See Exhibit No. 1

                B.       Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

                C.       Item 1: Legal Proceedings:               NONE

                D.       Item 2: Changes in Securities:           NONE

                E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated November 25, 1997.




                                                    Reimbur-
                                        Realized    ment of
      Beginning                         Loss of     Realized  Interest Remaining
Class  Balance    Principal  Interest  Principal     Losses   Shortfall Balance
FXA-1    7400346      643097    42552           0           0        0  6757249
FXA-2   20425012       13105   131912           0           0        0 20411907
FXA-3   11623696           0    71195           0           0        0 11623696
FXA-4   13200375           0    82502           0           0        0 13200375
FXA-5    5125000           0    33099           0           0        0  5125000
FXA-6    4001000           0    25840           0           0        0  4001000
FXA-7    1000000           0     6458           0           0        0  1000000
FXA-8   18986487      728844    96614           0           0        0 18257644
FXA-9   18986487 NA             37874 NA                    0        0 18257644
FXP        80973          73 NA                 0           0 NA          80900
FXS      7699348 NA             49725 NA                    0        0  7574308
A-1     39466291      691253   254886           0           0        0 38775038
A-2      6962000           0    44963           0           0        0  6962000
A-3      1951000           0    12600           0           0        0  1951000
A-4     13642937        9834    88111           0           0        0 13633103
P        1068346        1743 NA                 0           0 NA        1066603
S         978860 NA              6322 NA                    0        0   978019
B-1      5170722        3484    33394           0           0        0  5167238
B-2      2103344        1417    13584           0           0        0  2101927
B-3      1314590         886     8490           0           0        0  1313704
B-4       788754         531     5094           0           0        0   788222
B-5       438197         295     2830           0           0        0   437902
B-6       701116         472     4528           0           0        0   700643
R              0           0        0           0 NA                 0        0
RP             0           0        0           0 NA                 0        0




















                                        Reimbur-
                                        ment of
     Beginning                          Realized  Remaining
ClassBalance     Principal   Interest    Losses   Balance
FXA-1 491.436709   42.706336 2.825761    0.000000  448.730373
FXA-2 996.342052    0.639247 6.434709    0.000000  995.702804
FXA-31000.000000    0.000000 6.125000    0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000    0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334    0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333    0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330    0.000000 1000.000000






FXA-8 686.279210   26.344539 3.492160    0.000000  659.934672
FXA-9 686.279210    0.000000 1.368984    0.000000  659.934672
FXP   994.882601    0.891398 0.000000    0.000000  993.991203
FXS   789.621546    0.000000 5.099639    0.000000  776.797840
A-1   908.432359   15.911203 5.866959    0.000000  892.521156
A-2  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-4   995.834839    0.717821 6.431434    0.000000  995.117018
P     982.178544    1.602225 0.000000    0.000000  980.576319
S     814.549138    0.000000 5.260626    0.000000  813.849233
B-1   996.136144    0.671144 6.433379    0.000000  995.465000
B-2   996.136146    0.671143 6.433379    0.000000  995.465003
B-3   996.136150    0.671143 6.433379    0.000000  995.465007
B-4   996.136146    0.671143 6.433375    0.000000  995.465002
B-5   996.136164    0.671134 6.433370    0.000000  995.465029
B-6   996.136239    0.671123 6.433383    0.000000  995.465116
R       0.000000    0.000000 0.000000    0.000000    0.000000
RP      0.000000    0.000000 0.000000    0.000000    0.000000






                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                 By      /s/ Richard Tarnas
                                 Name:   Richard Tarnas
                                 Title:  Vice President,
                                         The First National Bank of Chicago

Dated:          November 30, 1997